Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of 3CI Complete Compliance Corporation (the “Company”) for the year ended September 30, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, Otley L. Smith III, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 29, 2005
/s/ OTLEY L. SMITH
Otley L. Smith III
President and Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of 3CI Complete Compliance Corporation (the “Company”) for the year ended September 30, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, Matthew D. Peiffer, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 29, 2005
/s/ MATTHEW D. PEIFFER
Matthew D. Peiffer
Chief Financial Officer, Secretary and Treasurer